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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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                Date of report (Date of earliest event reported):

                                January 16, 2002

                               AGERE SYSTEMS INC.
             (Exact Name of Registrant as Specified in Its Charter)


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
        Delaware                         1-16397                  22-3746606
         --------                        -------                  ----------
(State or Other Jurisdiction     (Commission File Number)        (IRS Employer
       of Incorporation)                                       Identification No.)


                  555 Union Boulevard, Allentown, Pennsylvania
                    (Address of Principal Executive Offices)

                                      18109
                                   (Zip Code)


       Registrant's telephone number, including area code: (610) 712-4323


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This Form 8-K/A is being filed to amend the Current Report on Form 8-K of Agere
Systems Inc. filed with the Securities and Exchange Commission on January 16, 2002. We are amending Exhibit 99.1 to reflect an adjustment to the allocation of revenue between segments and the related effects on segment gross profit and segment operating income for fiscal 1999. This adjustment has no impact on Agere's consolidated and combined results of operations.

Item 5. Other Events.

Effective October 1, 2001, we realigned our business operations into two market-focused groups, Infrastructure Systems and Client Systems, that target the network equipment and consumer communications markets respectively. Each of these two groups is a reportable operating segment.

The Infrastructure Systems segment is comprised of our former optoelectronics segment and portions of our former integrated circuits segment and facilitates the convergence of products from both businesses as we address markets in high-speed communications systems. We have consolidated research and development, as well as marketing, for both optoelectronic and integrated circuit devices aimed at communications systems. This allows us to design, develop and deliver complete, interoperable solutions to equipment manufacturers for advanced enterprise, access, metropolitan, long-haul and undersea applications.

The Client Systems segment consists of the remainder of our former integrated circuits segment and includes our wireless data, computer communications, storage and wireless terminal solutions products. This segment delivers semiconductor solutions for a variety of end-user applications such as modems, Internet-enabled cellular terminals and hard-disk drives for computers as well as software, systems and wireless local area network solutions through the ORiNOCO'TM' product family. The Infrastructure Systems and Client Systems segments each include revenue from the licensing of intellectual property related to that segment. There were no intersegment sales during the periods presented.

Each segment is managed separately. Disclosure of segment information is on the same basis as is used internally for evaluating segment performance and for deciding how to allocate resources. Performance measurement and resource allocation for the segments are based on many factors. The primary financial measure used is operating income (loss), exclusive of purchased in-process research and development costs, amortization of goodwill and other acquired intangibles, restructuring and separation expenses, and impairment of goodwill and other acquired intangibles.

We do not identify or allocate assets by segment. In addition, we do not allocate interest income or expense, other income or expense, or income taxes to the segments. Management does not evaluate segments based on these criteria. We have centralized corporate functions and use shared service arrangements to realize economies of scale and efficient use of resources. The costs of shared services, and other corporate center operations managed on a common basis, are allocated to the segments based on usage or other factors based on the nature of the activity.

Filed as Exhibit 99.1 to this Form 8-K/A is Unaudited Segment Information for fiscal 2001, 2000 and 1999 and each of the quarters in fiscal 2001, in each case restated for the new segments.


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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits:


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
Exhibit No.         Description
-----------         ------------
99.1                Unaudited Segment Information for fiscal 2001, 2000 and 1999 and each of the quarters in fiscal 2001
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 22, 2002


                                      AGERE SYSTEMS INC.


                                      By: /s/ Mark T. Greenquist
                                          ----------------------------
                                          Name:   Mark T. Greenquist
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX


         The following exhibit is filed herewith:


Exhibit No.     Description
-----------     -----------
   99.1         Unaudited Segment Information for fiscal 2001, 2000 and 1999 and each of the quarters in fiscal 2001.


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                           STATEMENT OF DIFFERENCES

    The trademark symbol shall be expressed as...........................'TM'